Exhibit 10.53

Manufacturer Rebate Contract

Party A (The Lessor): Minsheng Financial Leasing Co., Ltd.

Domicile: Building 3, Financial Center, No. 158, Xisan Road, Airport Free Trade Zone, Tianjin

Legal Representative: Kong Linshan

Telephone: 010-68940066

Fax: 010-68489378

Party B (The Lessee): Handan Public Transport Corporation

Domicile: No. 43, Renmin West Road, Fuxing District, Handan

Legal Representative: Du Haichao

Telephone: 0310-5602028

Fax: 0310-5602028

Party C (The Seller): Northern Altair Nanotechnologies Co., Ltd.

Domicile: Changbei Village, Dongzhu, Wuan Town, Handan, Hebei

Legal Representative: Wei Guohua

Telephone: 0310-5677626

Fax: 0310-5677980

1/6

Whereas:

Party A (as the Lessor) and Party B (as the Lessee) have signed a "Financing Lease Contract" (Contract Number: [MSFL-2014-2953-V- HZ-002] on January 20, 2015, and Party B has purchased [New Energy Buses] from Party C at the purchase price of RMB 53,600,000.00 Yuan (in words: Fifty Three Million and Six Hundred Thousand Yuan Only).

In the principles of equality, voluntariness, integrity and mutual benefit, upon friendly consultations as well as according to the "Contract Law of the People's Republic of China" as well as other relevant laws and regulations, Party A, Party B and Party C hereby entered into this Contract in respect that Party C will rebate Party A, for joint abidance.

Article 1 Rebate Proportion

1.1 The initial rebate given to Party A by Party C shall be [8]% of the purchase price as agreed in the "Financing Lease Contract", totally RMB [4,288,000] Yuan (in words: Four Million Two Hundred and Eighty Eight Yuan Only).

1.2 In the lease term, the period rebate given to Party A by Party C shall be RMB [185,380.91] Yuan each phase (in words: One Hundred and Eighty Five Thousand Three Hundred and Eighty Yuan and Ninety One Cent). For details, please see Annex 1 Rebate Payment Table.

Article 2 Rebate Payment Time and Mode

2.1 Payment time

Party C shall pay rebates to Party A as agreed in the Contract on the same date on which Party B receives the first batch of finance lease payments from Party A.

2/6

2.2 Payment mode

The rebate should be paid in accordance with the following mode:

Pay to the following account of Party A in a lump sum according to the time under the Contract:

Bank: Weigong Village Sub-branch of China Minsheng Bank

Name: Minsheng Financial Leasing Co., Ltd.

Account Number: 0121014040000361

Article 3 Contract Commencement, Change and Termination

3.1 This Contract is an annex to the "Financial Lease Contract" and has the same legal effect as the "Financial Lease Contract". For any inconsistency between this Contract and the "Financial Lease Contract", this Contract shall prevail.

3.2 This Contract shall only take effect after its being signed by legal representatives or authorized agents of the three parties and stamped with the company chop.

3.3 Where there is any modification, addition or change to this Contract, they should be made in writing separately and only take effect after their being signed by legal representatives or authorized agents of the three parties and stamped with the company chop. The aforementioned modifications, additions or changes are an integral part of this Contract.

3/6

3.4 The three parties hereby confirm that, unless otherwise provided by this Contract, no party will be allowed to terminate this Contract in advance.

Article 4 Miscellaneous

4.1 This Contract was signed at Haidian District, Beijing.

4.2 The original Contract is in quadruplicate, among which Party A holds two copies, Party B holds one copy and Party C holds one copy, each having the same legal effect.

Party A: Minsheng Financial Leasing Co., Ltd. (Official seal)

Legal Representative (or Authorized Agent):              (Signature or seal)

Date: January 20, 2015

Special Seal for Contracts of Minsheng Financial Leasing Co., Ltd. (Seal)

Zhou Wei (Seal)

Party B: Handan Public Transport Corporation (Official seal)

Legal Representative (or Authorized Agent):              (Signature or seal)

Date: January 20, 2015

Handan Public Transport Corporation (Seal)

Du Haichao (Seal)

4/6

Party C: Northern Altair Nanotechnologies Co., Ltd. (Official seal)

Legal Representative (or Authorized Agent):              (Signature or seal)

Date: January 20, 2015

Northern Altair Nanotechnologies Co., Ltd. (Seal)

Wei Guohua (Seal)

5/6

Annex 1:

Rebate Payment Table

If the manufacturer rebate payment date is not the preceding business day.

Phase	Date	Rebate Amount
1	15-Feb-15	185,380.91
2	15-May-15	185,380.91
3	15-Aug-15	185,380.91
4	15-Nov-15	185,380.91
5	15-Feb-16	185,380.91
6	15-May-16	185,380.91
7	15-Aug-16	185,380.91
8	15-Nov-16	185,380.91
9	15-Feb-17	185,380.91
10	15-May-17	185,380.91
11	15-Aug-17	185,380.91
12	15-Nov-17	185,380.91
13	15-Feb-18	185,380.91
14	15-May-18	185,380.91
15	15-Aug-18	185,380.91
16	15-Nov-18	185,380.91
17	15-Feb-19	185,380.91
18	15-May-19	185,380.91
19	15-Aug-19	185,380.91
20	15-Nov-19	185,380.91
21	15-Feb-20	185,380.91
22	15-May-20	185,380.91
23	15-Aug-20	185,380.91
24	15-Nov-20	185,380.91
25	15-Feb-21	185,380.91
26	15-May-21	185,380.91
27	15-Aug-21	185,380.91
28	15-Nov-21	185,380.91
29	15-Feb-22	185,380.91
30	15-May-22	185,380.91
31	15-Aug-22	185,380.91
32	15-Nov-22	185,380.91
33	15-Feb-23	185,380.91
34	15-May-23	185,380.91
35	15-Aug-23	185,380.91
36	15-Nov-23	185,380.91
37	15-Feb-24	185,380.91

Special Seal for Contracts of Minsheng Financial Leasing Co., Ltd. (Seal)

6/6